United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2021 sustainable Projects group inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54875	81-5445107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2316 Pine Ridge Rd, Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 239-307-2925

225 Banyan Boulevard, Suite 220, Naples, Florida 34102a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Form 8-K	Sustainable Projects Group Inc.	Page 2

Information to be included in report

Item 4.01.	Changes in Registrant’s Certifying Accountant.

a       Termination of Independent Registered Public Accounting Firm

On August 26th, 2021, Fruci & Associates II, PLLC (“Fruci”) was terminated as the independent auditor of Sustainable Projects Group Inc. (“SPGX”). Fruci’s audit report on the financial statements of SPGX for the year ended December 31, 2019, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles except that it provided a modified opinion for the substantial doubt to continue as a going concern.

There have been no disagreements during the fiscal year ended December 31, 2019 and the subsequent interim period up to and including the date of Fruci’s termination between SPGX and Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Fruci, would have caused them to make reference to the subject matter of the disagreement in connection with their report on SPGX’s financial statements for that period. During SPGX’s fiscal year ended December 31, 2019, SPGX disclosed that its internal controls over financial reports were not effective. SPGX’s internal control weaknesses were discussed by its Board of Directors with Fruci, and Fruci has been authorized to respond fully to the inquiries of SPGX’s successor accountants with respect to such weaknesses.

SPGX has provided Fruci with a copy of this report and has requested in writing that Fruci provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. SPGX has received the requested letter from Fruci and has included such letter as an exhibit to this report.

b       Appointment of Independent Registered Public Accounting Firm

On August 26, 2021, SPGX appointed K.R. Margetson Ltd (“Margetson”) as its new independent auditor. The Board of Directors unanimously approved the engagement of Margetson.

SPGX did not consult with Margetson during the fiscal year ended December 31, 2019 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on SPGX’s financial statements, and neither a written report was provided to SPGX nor oral advice was provided that the newly appointed auditor concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description
16.1	Letter to Securities and Exchange Commission dated August 31, 2021 from Fruci regarding change in independent registered public accounting firm	Included

Form 8-K	Sustainable Projects Group Inc.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sustainable Projects Group Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SUStainable Projects group inc.

Dated: September 1, 2021	By:	/s/ Stefan Muehlbauer
Stefan Muehlbauer – CEO